SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 31, 2002 (January 30, 2002)
Date of Report (Date of earliest event reported)

STORAGE USA, INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-12910	62-1251239

(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer

of incorporation)		Identification No.)

175 Toyota Plaza, Suite 700
Memphis, Tennessee 38103
(Address of principal executive offices)

(901) 252-2000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events.

     On Wednesday, January 30, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its fourth quarter and full year 2001 results.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     a) Financial Statements.

None

     b) Pro Forma Financial Information.

None

     c) Exhibits.

Number	Exhibit

99.1	Press Release, dated January 30, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STORAGE USA, INC.

Date:	January 31, 2002	By:	/s/ John W. McConomy John W. McConomy Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release, dated January 30, 2002